UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 21, 2018

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-35363	43-1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri	63025
(Address of principal executive offices)	(Zip Code)

(636) 938-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On November 21, 2018, Peak Resorts, Inc. (the “Company”), through its wholly owned subsidiary Snow Time Acquisition, Inc., completed the acquisition (the “Acquisition”) of 100% of the issued and outstanding common stock of Snow Time, Inc. (“Snow Time”). The Company reported, among other things, the completion of the Acquisition in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 23, 2018. This Current Report on Form 8-K/A is filed as an amendment to the Company’s Current Report filed on November 23, 2018 to provide the financial statements and pro forma financial information required pursuant to Item 9.01(a) and (b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Snow Time for the fiscal years ended March 31, 2018 and 2017 and notes thereto were filed as part of the Company’s definitive proxy statement on Schedule 14A filed with the Commission on October 16, 2018 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

Snow Time’s condensed consolidated balance sheets as of September 30, 2018 (unaudited) and March 31, 2018, condensed consolidated statements of income for the six months ended September 30, 2018 and 2017 (unaudited), condensed consolidated statements of changes in retained earnings for the six months ended September 30, 2018 and 2017 (unaudited), condensed consolidated statements of cash flows for the six months ended September 30, 2018 and 2017 (unaudited) and notes thereto are filed hereto as Exhibit 99.1 and incorporated by reference into this Item 9.01(a) and made a part hereof.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of October 31, 2018, and the unaudited pro forma condensed combined statements of operations for the year ended April 30, 2018 and the six months ended October 31, 2018 and notes thereto are filed hereto as Exhibit 99.2 and incorporated by reference into this Item 9.01(b) and made a part hereof.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Snow Time, Inc. condensed consolidated balance sheets as of September 30, 2018 (unaudited) and March 31, 2018, condensed consolidated statements of income for the six months ended September 30, 2018 and 2017 (unaudited), condensed consolidated statements of changes in retained earnings for the six months ended September 30, 2018 and 2017 (unaudited), condensed consolidated statements of cash flows for the six months ended September 30, 2018 and 2017 (unaudited) and notes thereto.
99.2	Unaudited pro forma condensed combined balance sheet as of October 31, 2018, and unaudited pro forma condensed combined statements of operations for the year ended April 30, 2018 and the six months ended October 31, 2018 and notes thereto.
99.3	Consent of RKL LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2019

PEAK RESORTS, INC. (Registrant)
By:	/s/ Christopher J. Bub
Name:	Christopher J. Bub
Title:	Chief Financial Officer